                                                    As approved by The AAL Mutual Funds, The Lutheran Brotherhood Family of Funds,
                                                AAL Variable Product Series Fund, Inc. and LB Series Fund, Inc. May 14, 2003, 2003
                                                                                                 As approved by TFL August 8, 2003
                                                                                               As approved by TIMI August 15, 2003
                                                                                                   Effective as of October 1, 2003

                                               Amended and Restated

                                          CODE OF ETHICS WITH RESPECT TO

                                     SECURITIES TRANSACTIONS OF ACCESS PERSONS

                                                        FOR

                                               THE AAL MUTUAL FUNDS

                                     THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

                                      AAL VARIABLE PRODUCT SERIES FUND, INC.

                                               LB SERIES FUND, INC.

                                         THRIVENT FINANCIAL FOR LUTHERANS

                                                        And

                                        THRIVENT INVESTMENT MANAGEMENT INC.

                                                  October 1, 2003

                                                 TABLE OF CONTENTS

APPENDIX B     PERSONAL TRADING REQUEST AND

I.   INTRODUCTION.

     Rule 17j-1 (the "Rule")  under the  Investment  Company Act of 1940 (the "1940 Act")  requires  investment companies,  as well as their  investment  advisers and principal  underwriters,  to adopt written codes of ethics containing  provisions reasonably  necessary to prevent "Access Persons" from engaging in any act, practice,  or course of business  prohibited under the  anti-fraud  provisions of the Rule.  The Board of Directors/Trustees of each of these investment companies, including a majority of the  Directors/Trustees who are not  interested  persons  of such  investment  company,  must approve  the code of  ethics of the investment company, the code of ethics of each investment  adviser/sub-adviser and
     principal  underwriter of  the  investment   company  and  any  material  changes  to  those  codes  of  ethics.   The  Board
     of Directors/Trustees  must base its  approval of a code of ethics and any  material  changes  thereto on its determination that the code of ethics contains provisions  reasonably  necessary to prevent Access Persons from engaging in acts, practices or courses of business  prohibited by the  anti-fraud  provisions of the Rule.  Any  material  change to a code of ethics  must be  approved  by the Board no later than six months after the material  change is adopted.  Pursuant to the requirements  of the Rule,  The AAL Mutual Funds, The Lutheran  Brotherhood  Family of Funds,  the AAL Variable  Product
     Series Fund,  Inc.,  and LB Series Fund, Inc.  (together the "Funds") and Thrivent  Investment  Management  Inc., and Thrivent
     Financial for Lutherans  (together  the  "Advisers")  have  adopted  this Code of Ethics (the  "Code")  with  respect to securities  transactions of the  directors/trustees,  officers, and certain employees of the Funds and the Advisers that come within the term "Access Person," as defined below.

     The  provisions of the Code of Ethics of the  subadvisers  described in Exhibit F hereto (the "Subadviser Codes")  are  hereby incorporated  by  reference  into this  Code and are  applicable  to the  directors, officers and employees of each respective  subadviser  who are "access  persons" (as defined in the Rule) of a Fund.  A  violation  of the  applicable
     Subadviser  Code  by any  such  access  persons  shall  also constitute a violation of this Code.

     Abusive personal investment activities by Access Persons are prohibited not only by Section  17(j) of the 1940 Act and the
     Rule,  but also by  other  provisions  of the  federal  securities laws.  For  example,  a fund  manager  who  engages in
     Front  Running  (as  hereinafter  defined) or makes investment  decisions for a Fund with the intent to benefit  personally, for example,  would, in addition to  violating  Section  17(j) and the Rule,  violate  the  antifraud  provisions  of
     Section  17(a) of the Securities Act of 1933 (the  "Securities  Act") and Section 10(b) of the  Securities  Exchange Act of
     1934 (the  "Exchange  Act")  and rule  10b-5  under  the  Exchange  Act.  If a Fund and its  portfolio  manager purchase or sell  securities  in the same  company,  the  portfolio  manager may have  engaged in a "joint transaction"  with the Fund in violation of Section  17(d) of the 1940 Act and rule 17d-1  thereunder.  If a portfolio manager causes a Fund to purchase particular  securities in exchange for any compensation (in the form of securities,  private  investment  opportunities, favorable  trading  terms,  or other similar benefits),  the manager  would  violate  Section  17(e) of the 1940 Act,  which prohibits  any  portfolio manager or other fund  insider,  acting as agent,  from  receiving  compensation  from outside sources in exchange for the purchase or sale of any property to or from an investment company.

     Like the provisions of the 1940 Act, the Exchange Act, and the Securities Act,  described  above,  certain provisions  of the
     Investment  Advisers Act of 1940 (the  "Advisers  Act") apply to  portfolio  managers' personal  investment  activities.  For example,  an investment  adviser whose  portfolio  manager or other employees  engage in abusive  investing,  for  instance, would  violate  Section 206 of the Advisers Act, which  prohibits  investment  advisers  from engaging in certain  fraudulent conduct and imposes a strict fiduciary duty on all advisers.

     Penalties  for  violation  of these laws can be severe and extend to the related  Thrivent  Financial  for Lutherans entities and their officers and directors as well as to the individual.

     Your  receipt  of this Code for your  review  and  signature  means that you are a person to whom the Code applies. You are required to certify initially,  and annually thereafter, that you have read, understood and complied with this Code.

     If you have any questions concerning this Code, please contact the Compliance Officer.

II.  DEFINITIONS.

     A. Access Person.  Access Person means the following:

        1.  any officer, director or trustee of a Fund or Adviser,  provided,  however, that directors and officers of Thrivent
            Financial  for  Lutherans  and/or  Thrivent  Investment  Management  Inc.  are "Access  Persons"  only if such  officer or director,  with respect to any Fund,  in the ordinary course of business,  makes,  participates in or obtains information  regarding, the purchase or sale of Covered  Securities by a Fund,  or whose  functions or duties in the  ordinary  course  of  business  relate  to  making  any  recommendation  to a  Fund regarding the purchase or sale of Covered Securities;

        2.  any employee of a Fund or Adviser who, in connection with his or her regular  functions or duties,  makes, participates in, or  obtains  information  regarding  the  purchase  or sale of Covered Securities by a Fund,  or whose  functions relate to the making of any  recommendations with respect to the purchases or sales; and

        3.  any natural person in a Control  relationship  to the Fund or Adviser who obtains  information  concerning recommendations  made to the  Fund  with  regard  to the  purchase  or  sale of  Covered Securities by a Fund.

     B.  Advisory  Person.  Advisory  Person means any Access  Person who, in  connection  with his or her regular functions or duties,  makes,  participates  in, or obtains  information  regarding  the purchase or sale of Covered  Securities  by a
         Fund,  or whose  functions  relate to the making of any recommendations with respect to the purchases or sales;

         Note:  All  persons  located  within the  Securities  Department  of the  Investment  Division of Thrivent  Financial  for
         Lutherans,  members of the Mutual Fund  Accounting  Department  who are involved in pricing,  members of the Law Division who support the Investment Division,  and other members  of  the  Portfolio  Compliance  and  Valuation  Committee  are
         deemed  to be  "Advisory Persons".  Each  Advisory  Person  shall  be  notified  that he or she is such  and is therefore subject to the personal trading rules.

     C.  Beneficial  Ownership.  Beneficial  Ownership  has the same  meaning as used in Rule  16a-1(a)(2) under the Securities
         Exchange Act of 1934,  except that the term applies to both debt and equity securities. "Beneficial ownership" under
         Rule 16a-1(a)(2)  includes accounts of a spouse,  minor children who reside in an Access Person's home  and  any  other
         relatives  (parents,  adult  children,   brothers,  sisters,  etc.)  whose investments  the Access  Person  directs or controls,  whether the person  lives with the Access Person or not, as well as accounts of another person (individual, partner,  corporation,  trust, custodian,  or  other  entity)  if  by  reason  of  any  contract,  understanding, relationship, agreement or other  arrangement  the Access  Person  obtains or may obtain  therefrom a direct or indirect pecuniary  interest.  A person does not derive a direct or indirect  pecuniary interest solely  by virtue of  serving  as a trustee  or  executor  unless  he/she or a member of  his/her immediate  family has a vested  interest  in the income or principal  of the trust or estate.  A copy of Release No. 34-18114  issued by the Securities and Exchange  Commission on the meaning of the term  "beneficial  ownership"  is available  upon request from the  Compliance  Officer, and should be reviewed  carefully by any Access Person before  preparing any reports required by this Code. An interest  obtained through an investment  club is  beneficially  owned for the purposes of this Code and is subject to all requirements of this Code.

     D.  Being  Considered  for  Purchase  or Sale.  A Security  is Being  Considered  for  Purchase or Sale when a recommendation to purchase or sell such security has been made and  communicated  by an Advisory Person of the Funds or the  Advisers,
         in the course of his/her  duties and,  with respect to the person  making  the   recommendation,   when  such  person
         seriously  considers  making  such  a recommendation.

     E.  Compliance  Officer.  The  Compliance  Officer,  for the purposes of this Code,  means the  individual  or individuals designated  as such by the General  Counsel of  Thrivent  Financial  for  Lutherans, together  with such  individuals  to whom the  Compliance  Officer has  delegated  authority  and responsibility for administering provisions of this Code.

     F.  Control.  Control means the power to exercise a controlling  influence  over the  management  and policies of a company, unless such power is solely the result of an official  position with such company.

     G.  Independent  Director/Trustee.  The term Independent Director/Trustee means a director/trustee of the Funds who is not an
         "interested  person" of the Funds within the meaning of Section  2(a)(19) of the 1940 Act. These Directors/Trustees have been designated by the Funds.

     H.  Investment  Personnel  means (i) any Advisory  Person who, in connection  with his or her regular functions or duties, makes or participates in making  recommendations  regarding the purchase or sale of  securities by a Fund,  and (ii) any natural  person who Controls the Fund or Adviser and who obtains  information  concerning  recommendations  made to the
         Fund regarding the purchase or sale of securities by the Fund.

         Note: All Portfolio  Managers,  traders and employees in the Equity  Research and Credit Research areas,  and their direct or indirect  supervisors  in the  Investment  Division are deemed to be Investment Personnel.

     I.  Portfolio  Manager.  A  Portfolio  Manager  is the  person  (or  one of the  persons)  who  makes decisions as to the purchase or sale of portfolio securities of the Funds.

     J.  Purchase  or  sale.  Purchase  or sale  of a  Covered  Security  means  the  direct  or  indirect purchase,  sale, other acquisition or disposition of a Covered Security,  including,  among other things, the writing of an option to purchase or sell a Covered Security.

     K.  Covered Security. "Covered Security" means a security as defined in Section  2(a)(36)  of the 1940 Act,  as well as
         futures  and  commodities.  Included  within the definition  are  interests  in  self-directed   retirement  plans.
         Excluded  are  interests  in independently  managed  retirement  plans.  Also  excluded  from this  definition are shares of registered  open-end  investment  companies  (mutual  funds and variable  annuities),  securities issued  (irrespective of  maturity)  as direct  obligations  of the  United  States  Government, bankers' acceptances,  bank certificates of deposit,  commercial paper, and various "money market instruments"  (e.g.,  conventional  repurchase  agreements,  U.S.
         Government agency obligations, obligations issued or guaranteed by foreign  governments)  maturing within 397 calendar days from the date of purchase.

     L.  Securities Transaction.  The term Securities Transaction means the execution,  either directly or indirectly, of any purchase or sale of a Covered Security.

     M.  Security  Held or to be  Acquired  by the Funds.  Security  Held or to be  Acquired  by the Funds means:

         1.  Any Security which, within the most recent 15 days:

             a. Is or has been held by the Funds; or

             b. Has Been Considered or is Being  Considered for Purchase or Sale by the Adviser for the Funds; and

         2.  Any option to purchase or sell, and any Security  convertible into or exchangeable  for, a Security.

     N.  Small Trade in a Large Company  Security.  Small Trade in a Large Company  Security shall mean up to $20,000 per security per calendar  month in the actively  traded  securities of an issuer with a market capitalization of $5 billion or more.

III. STATEMENT OF GENERAL PRINCIPLES.

     A.  In General   The  following   general   fiduciary   principles  shall  govern  the  personal investment activities of all
         Access Persons.

         Each Access Person shall adhere to the highest ethical standards and shall:

         1.  at all times, place the interests of the Funds before his/her personal interests;

         2.  conduct all personal  securities  transactions in a manner consistent with this Code, so as to avoid any actual or potential  conflicts of interest,  or any abuse of position of trust and responsibility; and

         3.  not take any inappropriate advantage of his/her position with or on behalf of the Funds.

     B.  Non-Public Information.

         1.  No Access Person shall, either directly or indirectly:

             a. Engage in any business  transaction or arrangement for personal profit based on confidential  information  gained by way of employment or position  with the Fund, Adviser, or an affiliate of either.

             b. Communicate  non-public  information about security  transactions of an Adviser or Fund whether current or prospective,  to anyone unless  necessary as part of the regular course of the Fund's  business.  Non-public information  regarding particular  securities  must not be given to anyone  who is not an officer or director of the Fund or the Adviser  without prior approval of the President of the Fund or the President of the Adviser.

         2.  Upon receipt of  non-public  information  involving a company that is subject to the  reporting obligations of
             Section  12 or 15 of the  Securities  Exchange  Act of 1934, an Access Person shall notify the Compliance
             Officer, who shall  maintain  and  provide  each Advisory  Person  with  a  list  of all  such  companies  (the
             "Restricted  List").  No Advisory  Person,  Adviser or Fund shall  purchase or sell  securities of any company on the Restricted List.

     C.  Conflicts of Interest.

         1.  No Access  Person shall accept a gift,  favor,  or service of more than a de minimis value from any person or company,  which,  to the actual  knowledge  of such Access  Person,  does business or is seeking to do business with any Fund or Adviser.

         2.  No Access  Person shall buy or sell any security or other  property  from or to a client of the Adviser (a  "Client"), provided  that this item shall not be  construed  to  prohibit a person  from  being a  shareholder  of a Client  or the  contract owner of a variable annuity, life insurance or any other product which is funded or issued by a Client.

         3.  No  Investment  Personnel  shall serve on the board of directors of any company that is subject to the  reporting obligations  of Section 12 or 15 of the  Securities  Exchange  Act of 1934 Act,  absent  prior  authorization  from the  President  of the Fund  based  upon a determination  that the board  service  would be  consistent  with the interests of the Adviser's  Clients.  If such board  service is  authorized,  such  Investment  Personnel shall be isolated  from the  investment  making  decisions  of the Funds with regard to securities of the company on whose board the individual serves.

             Access  Persons  should follow not only the letter of this Code,  but also its spirit,  and their transactions will be reviewed for this purpose.

             Advisory Persons are cautioned that pre-clearance or exemption of a transaction under Section V is not a "safe harbor"
             and does not  shield  the  individual  in the event he or she  otherwise violates applicable securities laws or regulations.

IV.  RESTRICTIONS ON PERSONAL INVESTING ACTIVITIES.

     A.  Preclearance Required for All Securities Transactions.  Unless the transaction is exempt under V.A. below, no Advisory
         Person (which includes  Investment  Personnel and Portfolio Managers) may directly or indirectly, initiate, recommend, or in any other way participate in the purchase or sale of a  security  in which such  Advisory  Person  has,  or by reason of the  transaction  may acquire,  any direct or indirect  Beneficial  Ownership  interest,  without first
         obtaining prior written clearance for such transaction from the Compliance Officer.   When  requesting preclearance,
         each Advisory Person should be aware that:

         1.  All requests for  preclearance  must be set forth in writing or submitted by email on the standard  Personal  Trading
             Request and  Authorization  Form, a copy of which is attached as Appendix B.

         2.  Preclearance of a securities transaction is effective only for the day clearance is given.

         3.  No  Advisory  Person  will be  granted  pre-clearance  for the  purchase  or sale of any Covered  Security on a day that any Fund or Adviser has a pending  "buy" or "sell" order in the same Covered Security until the order is withdrawn or executed.

     B.  Front-Running.  Front-Running  (generally  defined  as the  purchase  or sale of a  security  by an Access Person in anticipation of and prior to the adviser effecting similar transactions for its clients in order to take advantage or avoid  changes in market  prices  effected by the client's transactions) is illegal and is prohibited.

     C.  Blackout  Periods1.  Unless the  transaction  is exempt under V.A. or B. below,  no Portfolio  Manager may purchase or sell as beneficial  owner any Covered  Security  within at least seven  calendar days before  and after a Fund which he or she  manages  trades  (or has  traded) in that same  Covered Security.

     D.  Short-Term Trading Profits.  Unless the transaction is exempt under V.A., B. or C. below, no Investment Personnel (which includes Portfolio  Managers) shall profit,  directly or indirectly, from the  purchase  and sale or sale and  purchase of the same or  equivalent  Covered  Security within any 60 calendar-day period.  In  the  event of such  transactions by an  Investment Personnel within the prescribed  period, the later transaction shall, if  practicable, be rescinded or, if rescission  shall not be practicable,  any profits  realized on the transactions shall be forfeited to a charitable organization selected by the Fund.

         Note:  The 60-day rule covers "equivalent" securities; therefore, the rule would prohibit options transactions on or short sales of a security within 60 days of its purchase.

         Note:  The 60-day rule is applied on a "last in - first out" basis.  For example, if Investment Personnel purchases ABC stock on January 1, 2002,  and makes a subsequent  purchase of ABC stock on December  1, 2002,  he or she may not sell any shares of ABC stock  until  January  31,  2003.  The "clock" restarts each time a trade is made in the security.
--------
/1/ The blackout periods shall not apply to a transaction following written preclearance by the Compliance Officer as to a
Security purchased or sold only by a Fund modeled on an index of Securities and which Fund transaction is made for the purpose of maintaining existing index weightings within the Fund.

     E.  Initial Public Offerings.  No  Advisory Person (which includes Investment  Personnel and Portfolio Managers) may acquire any Beneficial  Ownership in any securities in an initial public offering.

     F.  Options.  No Advisory Person may purchase or sell derivatives, futures or options (puts and/or calls).

     G.  Private Placements. With regard to private placements, each Advisory Person shall:

         1.  obtain express prior written  approval from the Compliance  Officer (who, in making such determination, shall consider among other factors, whether the investment opportunity should be reserved for the Funds, and whether such opportunity is being offered to such Advisory  Person by virtue of his/her  position with the Funds) for any acquisition of
             Securities in a private placement; and,

         2.  if and after such authorization to acquire Securities in a private placement has been obtained, each Advisory Person shall disclose any future  personal involvement in the Security in the event that there is any subsequent consideration by the Funds (or any other investment company for which he acts in a capacity as an  Advisory Person) of investment in that issuer arises.

V.   EXEMPT TRANSACTIONS.

     A.  The prohibitions  described in IV.A. (pre-clearance), C. (black-out period), and D. (short-term trading) above shall not apply to:

         1.  No Control.  Purchases or sales  effected in any account over which the Advisory  Person has no direct or  indirect influence  or  control,  or in any  account of the  Advisory Person  which is managed on a  discretionary  basis by a person  other than the Advisory Person and,  with  respect to which the  Advisory  Person does not in fact influence or control purchase or sale transactions.

         2.  Non-volitional.  Purchases  or  sales  that  are  non-volitional  on  the  part  of  the Advisory Person, including mergers, recapitalization or similar transactions.

         3.  Dividend  Reinvestment  Plans.  Purchases  that  are  part of an  issuer's  or  broker's automatic dividend reinvestment plan.

         4.  Unit Investment Trusts.  Purchases and sales of shares in a unit investment trust registered under the 1940 Act.

         5.  Closed-end Mutual Funds.  Purchases and sales of shares of a closed-end mutual fund registered under the 1940 Act.

         6.  Futures.  Exchange-traded financial futures, stock index futures, currency futures, commodity futures.

         7.  Stock Index Funds.  Interests in other broad-based, publicly traded market baskets or indexes of stocks, approved for trading by the Compliance Officer.

         8.  Government Debt.  Debt guaranteed by the United States government.

         9.  Governmental  Agencies.  Debt issued by an enterprise sponsored by the United States government.

         10. Pro Rata  Distributions.  Purchases effected by the exercise of rights issued pro rata to all holders of a class of securities or the sale of rights so received.

         11. Tenders.  Purchases and sales of securities pursuant to a tender offer.

         12. Payroll  Deduction  Plans.  Purchases  by an  employee's  spouse or another  residential family member  pursuant to a payroll  deduction  plan,  provided the Compliance  Officer has been  previously  notified by the employee  that the spouse or other  family  member will be participating in the payroll deduction plan.

         13. Exercise  of Stock  Option of  Corporate  Employer by Spouse.  Purchases  as part of the exercise  by an  employee's spouse  or  another  residential  family  member of a stock option issued by the corporation employing the spouse or other family member.

         14. Systematic  Investment Plans.  Purchases  effected through a systematic  investment plan involving  the  automatic investment  of a set dollar  amount on  predetermined dates, provided the  Compliance  Officer has been  previously notified by the employee that he or she will be participating in the plan.  An employee's purchase of securities of the issuer to initiate participation in the plan must receive prior clearance.

         15.  Inheritances.  The acquisition of securities through inheritance.

         16.  Gifts.  The  receipt of a Covered Security as a gift or the making of gift of a Covered Security to a charitable organization described in Section 501(c) of the Internal Revenue Code.

              Exemption from pre-clearance does NOT constitute an exemption from the reporting  requirements of Section VI.

     B.  The prohibitions described in IV.C.  (black-out period) and D. (short-term trading) above shall not apply to Small Trades in a Large Company Security.

     C.  The prohibitions described in IV.D. (short-term  trading) above may be waived by the Compliance Officer in cases of immediate and heavy financial need where funds are not readily  available from other sources.  The  request for a waiver must be in writing and set forth the circumstances of the request, and must not exceed the amount needed to meet the financial hardship, including anticipated income taxes.  The Compliance Officer has the right to deny the request.

     D.  If an  Advisory  Person has been  denied  prior  clearance  or is  otherwise  precluded  by this Code from purchasing or selling a Covered Security, he or she may apply to the  Compliance Officer for a waiver.  All such  requests  must be in writing and must fully  describe the basis upon which the waiver is being  requested.  Waivers  are not  routinely granted  and  require a finding  by the Compliance  Officer that (a) the  transaction is not  potentially  harmful to the
         Funds, (b) the transaction would be unlikely  to affect the market in which the  portfolio  securities for the Funds are traded, or (c) the transaction  is not related economically to the Securities to be purchased, sold, or held by the Funds and the decision to purchase or sell the Covered Security is not the result of material non-public  information.  The
         Compliance  Officer shall report any waiver given pursuant to this paragraph to the Board of Directors/Trustee at its next regularly scheduled meeting.

VI.  REPORTING REQUIREMENTS OF ACCESS PERSONS.

     A.  Initial Securities Holdings Report.  All Access Persons (other than an Independent Director/Trustee) shall complete, sign and submit to the Compliance Officer an Initial Securities  Holdings Report (attached  hereto as  Appendix  C) no later than 10 days after becoming an Access Person.  The Initial Securities Holdings Report shall contain the following information:

         1.  the title, number of shares and principal  amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership when the person became an Access Person;

         2.  the name of any  broker,  dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect  benefit of the Access Person as of the date the person became an Access Person;
             and

         3.  the date on which the report is submitted by the Access Person.

     B.  Quarterly Securities  Transactions Report.    All Access Persons (other  than  Independent Directors/Trustees) shall complete,  sign and submit to the Compliance Officer a Quarterly Securities Transactions Report (attached hereto as
         Appendix D) which discloses the information with  respect to  transactions  during the quarter in any  Covered  Security in which such Access Person  has,  or by  reason of such  transaction  acquires  any  direct  or  indirect  beneficial ownership  in that  Covered  Security.  The  Quarterly  Securities  Transactions  Report shall be provided  to the
         Compliance  Officer  not  later  than 10 days  after  the end of each  calendar quarter, whether or not there has been a transaction  for the  quarter.  If there has been a transaction for that period, the Quarterly Securities Transactions
         Report shall contain the following information:

         1.  the date of the transaction, the title, interest rate and maturity rate (if applicable), the number of shares and the principal amount of the Covered Security involved;

         2.  the nature of the transaction, i.e., purchase, sale or any other type of acquisition or disposition;

         3.  the price of the Covered Security at which the transaction was effected;

         4.  the name of the broker, dealer or bank with or through whom the transaction was effected; and

         5.  the date on which the report is submitted to the Compliance Officer by the Access Person.

         For any account  established  by the Access Person in which any  Securities  were held during the quarter for the direct or  indirect benefit of the Access  Person, the Quarterly Securities Transactions Report shall contain the following information:

         1.  the name of the broker, dealer or bank with whom the Access Person established the account;

         2.  the date the account was established; and

         3.  the date that the report is submitted by the Access Person.

         In lieu of the Quarterly Securities Transactions  Report, the reporting person may provide copies of broker trade confirmations or monthly or quarterly account statements reflecting equivalent information, provided the reporting person dates and signs each such statement.

     C.  Annual Securities Holdings Report. All Access Persons (other than Independent Directors/Trustees) shall complete, sign and submit to the Compliance Officer an Annual Securities Holdings Report no later than 30 days following the end of the calendar year.  The Annual Securities Holdings Report (attached hereto as Appendix E) shall contain the following information (which shall be current as of a date no more than 30 days before the report is submitted):

         1.  the title, number of shares and principal amount of each security in which the Access Person had any direct or indirect beneficial ownership;

         2.  the name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person; and

         3.  the date on which the report is submitted by the Access Person.

     D.  Independent Directors/Trustees.   An Independent Director/Trustee of the Funds shall, notwithstanding Section VI.B. above, report a transaction in a Covered Security if the Director/Trustee, at the time of the transaction, knew or, in the ordinary course of fulfilling his/her official duties as a  Director/Trustee  of the Funds,  should have known that, during the 15-day  period immediately preceding or after the date of  the  transaction  by the Director/Trustee, the
         Covered Security is or was  purchased or sold by the Funds or was Being Considered for Purchase or Sale.

         The foregoing provision as to a Security  Being Considered for Purchase or Sale shall not apply with respect to a Security merely because it is a component of an index or model which a series or portfolio of the Funds is designed to reflect.

     E.  Confirmations.  All  Access Persons (other  than  Independent Directors/Trustees)  shall  supply to the Compliance
         Officer,  on a timely  basis,  duplicate  copies  of  confirmations  of all  personal Securities Transactions.  These confirms must be provided directly through the brokers;  however, it is the  responsibility  of the  Access  Person to ensure  that  confirms  of all  trades  are provided to the Compliance Officer.

     F.  Potential  Conflicts of Interest.  Every Access Person shall immediately report to the Compliance Officer any  factors of which the Access  Person is aware that would be relevant to a conflict of interest analysis, including the existence of any substantial economic  relationship between the Access Person's  transactions  and securities held or to be acquired by the Funds.  These factors may include,  for example,  officerships or directorships with issuers or beneficial ownership of more than 1/2 of 1% of the total  outstanding  shares  of any  issuer  whose  shares  are  publicly traded or that may be initially offered to the public in the foreseeable future.

     G.  Disclaimer of  Beneficial  Ownership.  No Initial,  Quarterly or Annual Report shall be construed as an admission by the person  making  such  report  that he or she has any direct or  indirect beneficial ownership in the security to which the report relates.

     H.  Notification of Reporting Obligation.  All Access Persons who have a duty to file  Initial, Quarterly  and  Annual reports  under  this  section  shall  be  informed  of  that  duty by the Compliance  Officer and shall be  provided with a copy of this Code.  Once  informed of the duty to  file  a  Quarterly  Securities  Transactions  Report,  an
         Access Person has a continuing obligation to file all reports in a timely manner.

VII. COMPLIANCE MONITORING.

     The Compliance Officer shall review all Initial, Quarterly and Annual Reports, confirmations, and other materials provided to him/her regarding personal  Securities  Transactions by Access Persons to ascertain compliance  with the  provisions  of this
     Code.  The  Compliance  Officer shall  institute any  procedures necessary to monitor the adequacy of such reports and to otherwise  prevent or detect  violations  of this Code.  Upon  discovery  of a  material  violation  of this  Code,  it shall be the  responsibility  of the Compliance  Officer to report such violation to the management of the Adviser(s),  as well as to the Board of Directors/Trustees of the Funds.

     No  person  shall  give  pre-clearance  for any  Securities  Transaction  in  which he or she has or would acquire a
     Beneficial  Ownership  interest.  The  Initial,  Quarterly  and Annual  Reports,  pre-clearance forms,  and  brokerage statements for any  person authorized  to issue  pre-clearance  and/or to review reports for compliance with this Code shall be  reviewed  by  another  individual  designated  by the Compliance Officer.

VIII. REVIEW BY BOARD OF DIRECTORS/TRUSTEES.

      The Compliance Officer shall regularly (but not less frequently than annually) furnish to the Board of Directors/Trustees of the Funds a written report regarding the  administration  of this Code. This report shall describe any issues that have arisen  under the Code or  procedures since the last report to the Board of Directors/Trustees, including, but not limited to, information about material violations of the Code or any  procedures or sanctions  imposed in response to the  material violations.  The report also shall certify that the Funds and the Advisers  have adopted  procedures  reasonably  necessary to prevent Access  Persons from  violating  this Code. If any such report  indicates  that any change to this Code is advisable,  the Compliance Officer shall make an  appropriate  recommendation  to the Board of Directors/Trustees.  The
      Compliance Officer also shall inquire into any apparent violation of this Code and shall report any violation to the Board of  Directors/Trustees.  The Board of  Directors/Trustees shall  consider  this report.  Upon finding  such a violation  of this Code,  including  the filing of any false, incomplete, or  untimely  Initial, Quarterly  or  Annual  Report,  or  the failure  to  obtain preclearance  of any  personal  securities  transaction,  the Board of  Directors/Trustees  may impose any sanction or take such remedial actions as it deems appropriate.  No Director/Trustee  shall participate in a determination  of whether  he/she has  committed a violation of this Code or of the  imposition  of any sanction against himself/herself.

IX.  RECORDS RETENTION.

     The Funds and the Advisers shall maintain  records in the manner and to the extent set forth below,  which records may be maintained on an  appropriate  electronic or film media under the  conditions  described in Rule 31a-2(f)(1) under the 1940
     Act:

     A.  Retention of Copy of Code. A copy of this Code shall be preserved in an easily accessible place;

     B.  Record of  Violations.  A record of any violation of this Code and of any Code in effect within the past five years, and of any action  taken as a result of such violation shall be preserved in an easily  accessible  place for a period of not less than five years following the end of the fiscal year in which the violation occurs;

     C.  Copy of Forms and Reports.  A copy of each Personal Trading Request and Authorization Form and each Initial, Quarterly and Annual  Report  prepared and filed by an Access Person  pursuant to this Code shall be preserved by the  Compliance
         Officer for a period of not less than five years from the end of the fiscal year in which such report is made or the information is provided, the first two years in an easily accessible place;

     D.  List of Access Persons.  A list of all persons who are, or within the past five years of business have been, required to file Personal Trading Request and Authorization  Forms and Initial,  Quarterly and Annual Reports pursuant to this Code shall be maintained in an easily accessible place;

     E.  List of Compliance Personnel.  A record of all persons who are, or within the past five years have been, responsible for reviewing  Personal  Trading  Request  and  Authorization  Forms  and  Initial, Quarterly and Annual  Reports  pursuant to this Code shall be maintained in an easily  accessible place;

     F.  Approval of Acquisition of Securities.  A record of any decision, and the reasons supporting the decision, to approve the acquisition  or sale by an Access Person of a Covered  Security  under Section IV.G. or V.B. above shall be  maintained for at least five years after the end of the fiscal year in which the approval is granted; and

     G.  Sites of  Records  to be Kept.  All such  records  and/or  documents  required  to be  maintained pursuant to this Code shall be kept at the offices of Thrivent  Investment  Management  Inc.,  to which each of the Funds and Thrivent
         Financial  for  Lutherans  shall have access  during normal business hours.

X.   CONFIDENTIAL TREATMENT.

     All  reports and other  records  required  to be filed or  maintained  under this Code shall be treated as confidential, except to the extent required by law.

XI.  VIOLATIONS OF THIS CODE.

     Violations of this Code may result in the  imposition  of sanctions or the taking of such remedial  steps as the Funds and/or the Advisers  may deem  appropriate,  including,  but not limited to,  unwinding  the transaction or, if  impractical, disgorgement  of any profit from the  transaction,  a letter of censure, reduction in salary, and suspension or termination of employment.  No  Director/Trustee  or officer of the Funds or the Advisers  shall  participate in a  determination  of whether he/she has committed a violation of this Code or of the imposition of any sanction against himself/herself.

     In  addition, the Funds or the Advisers may report any violations to the appropriate regulatory authority, including the
     Securities and Exchange Commission.

XII. INTERPRETATION OF PROVISIONS.

     The  Compliance  Officer  shall  interpret the  provisions  of the Code in accordance with the fiduciary obligations  of the
     Advisors  and Board of  Directors/Trustees  of the Funds to the shareholders of the Funds.

XIII. AMENDMENTS TO THE CODE.

      Any  amendment to the Code shall be  effective 30 calendar  days after  written  notice of such  amendment shall have been received by the Compliance Officer, unless the Board of  Directors/Trustees of the Funds or the management of the Advisers, as appropriate,  expressly determines that such amendment shall become effective on another specific date or shall not be adopted.  Amendments to the Code shall be promptly communicated to all Access Persons.

                                                    APPENDIX A
                                            Four Compliance Categories

Access Person                                                  Reporting and Broker Confirms

- Officer or Director of:                                      - Excludes:
      The AAL Mutual Funds                                          Independent Fund Directors
      The Lutheran Brotherhood Family of Funds                      Independent TFL Directors
      AAL Variable Product Series Fund, Inc.                        Officers of TFL and/or TIMI who are
      LB Series Fund, Inc.                                            not also Advisory Persons
      Thrivent Investment Management Inc. (TIMI)
      Thrivent Financial for Lutherans (TFL)

- Advisory Persons

Advisory Person                                                Trade Pre-Clearance
                                                               Private Placements Procedures
                                                               No Initial Public Offerings

- an employee in the Securities Department of the Investment Division
- Attorney or paralegal supporting a Fund
- Treasurer or Assistant Treasurer of a Fund
- Member of Portfolio Compliance and Valuation Committee
- Investment Personnel

  Investment Personnel                                         60-day Holding Period

  - Equities Research Staff
  - Fixed Income Research Staff
  - Equity Traders
  - Fixed Income Traders
  - Portfolio Manager

    Portfolio Manager                                          7-Day Black-out Period

    - Mutual Fund Portfolio Managers
    - Head of Equity Research

                                                 APPENDIX B

                       PERSONAL TRADING REQUEST AND AUTHORIZATION FORM (for Advisory Person)

------------------------------------------------------------------------------------------------------------------------------
Request for Trade Approval  (To be completed by designated compliance officer)
----------------------------------------------------- ------------------------------------------------------------------------
Name:  _________________________________              Security Name/Description: ________________________________
Phone Ext.:  ___________________________              Ticker:   _____________
----------------------------------------------------- ------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Security Name/Description: __________________________________________________________________________
Ticker:          _____________
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Is an order pending for the acquisition or sale of the subject security?     [ ] Yes**     [ ] No
**If yes, request may be held for approval until all trades have been completed or withdrawn.  Time of completion or withdrawal:  ______________
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Personal trading request approved?     [ ] Yes     [ ] No
By: _____________________________________
Date:  __________________________________
Time:  __________________________________
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Execution  (To be completed by Advisory Person)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Trade executed?  [ ] Yes     [ ] No
If yes, provide the following information:
     Date:        ____________________
     Quantity:    ____________________
     Price:       ____________________
     Broker:      ____________________
     Transaction
     Type:           [ ] Purchase
                     [ ] Sale
                     [ ] Other (Describe)  _________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

__________________________________     ____________________________________    ___________________
Printed Name                            Signature                               Date
------------------------------------------------------------------------------------------------------------------------------

                                Please return the completed form to Kaye Penfield.

                    PERSONAL TRADING REQUEST AND AUTHORIZATION FORM (For Investment Personnel)

------------------------------------------------------------------------------------------------------------------------------
Request for Trade Approval   (To be completed by designated compliance officer)
----------------------------------------------------- ------------------------------------------------------------------------
Name:  _________________________________              Security Name/Description: ________________________________
Phone Ext.:  ___________________________              Ticker: ____________
----------------------------------------------------- ------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Is an order pending for the acquisition or sale of the subject security?     [ ] Yes**     [ ] No
**If yes, request may be held for approval until all trades have been completed or withdrawn.  Time of completion or withdrawal:  ______________
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Personal trading request approved?     [ ] Yes     [ ] No
By:  ____________________________________
Date:  __________________________________
Time:  __________________________________
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Execution  (To be completed by Investment Personnel)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Trade executed?  [ ] Yes     [ ] No
If yes, provide the following information:
     Date:        ____________________
     Quantity:    ____________________
     Price:       ____________________
     Broker:      ____________________
     Transaction
     Type:          [ ] Purchase
                        Have you sold this security for your personal account within the last 60 days?       [ ]Yes**   [ ] No

                    [ ] Sale
                        Have you purchased this security for your personal account within the last 60 days?  [ ] Yes**   [] No

                    [ ] Other (Describe)  _________________________________________________________________

**If you answered yes, complete the following:

  o  Market Capitalization:  ___________________

  o  List all of your personal transactions in the subject security during the current calendar month:

                Date               Transaction Type     Purchase Price/Sales Proceeds

                ______________     ______________       ________________
                ______________     ______________       ________________
                ______________     ______________       ________________
                ______________     ______________       ________________

  o  Exchange on which traded: ________________________________________________________________________

  o  If other than common stock, describe security:  __________________________________________________
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

__________________________________     ____________________________________    ___________________
Printed Name                            Signature                                Date
------------------------------------------------------------------------------------------------------------------------------

                                Please return the completed form to Kaye Penfield.

                      PERSONAL TRADING REQUEST AND AUTHORIZATION FORM (For Portfolio Manager)

------------------------------------------------------------------------------------------------------------------------------
Request for Trade Approval  (To be completed by designated compliance officer)
----------------------------------------------------- ------------------------------------------------------------------------
Name:  _________________________________                Security Name/Description:  _____________________________________
Phone Ext.:  ___________________________                Ticker:  _____________
----------------------------------------------------- ------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Has the security been purchased or sold within the last seven days for a portfolio
    that the Portfolio Manager manages? (If yes, the request is denied.)                                    [] Yes     [ ] No

Is an order pending for the acquisition or sale of the subject security?     [ ] Yes**     [ ] No
**If yes, request may be held for approval until all trades have been completed or withdrawn.  Time of completion or withdrawal:  ______________
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Personal trading request approved?     [ ] Yes     [ ] No
By: _____________________________________
Date:  __________________________________
Time:  __________________________________
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Execution  (To be completed by Portfolio Manager)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Trade executed?     [ ] Yes     [ ] No
If yes, provide the following information:
     Date:        ____________________
     Quantity:    ____________________
     Price:       ____________________
     Broker:      ____________________
     Transaction
     Type:          [ ] Purchase

                        Have you sold this security for your personal account within the last 60 days?     [ ]Yes**    [ ] No

                        Has the security been purchased or sold within the last seven days, or are you considering purchasing or selling the security within the next seven days, for
                        a portfolio that you manage?                                                       [ ] Yes**   [ ] No

                    [ ] Sale

                        Have you purchased this security for your personal account within the last 60 days?[ ] Yes**   [ ] No

                        Has the security been purchased or sold within the last seven days, or are you considering purchasing or selling the security within the next seven days, for
                        a portfolio that you manage?                                                       [ ] Yes**   [ ] No

                    [ ] Other (Describe)  _________________________________________________________________

**If you answered yes, complete the following:

  o  Market Capitalization:  ___________________

  o  List all of your personal transactions in the subject security during the current calendar month:

                 Date               Transaction Type     Purchase Price/Sales Proceeds
                 ______________     ______________       ________________
                 ______________     ______________       ________________
                 ______________     ______________       ________________
                 ______________     ______________       ________________

  o  Exchange on which traded: ________________________________________________________________________

  o  If other than common stock, describe security:  __________________________________________________
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

__________________________________     ____________________________________    ___________________
Printed Name                            Signature                               Date
------------------------------------------------------------------------------------------------------------------------------

                                Please return the completed form to Kaye Penfield.

                                                    APPENDIX C

                                        INITIAL SECURITIES HOLDINGS REPORT

                             Pursuant to the Code of Ethics Effective October 1, 2003
                    adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940 by
                                               The AAL Mutual Funds
                                     The Lutheran Brotherhood Family of Funds
                                      AAL Variable Product Series Fund, Inc.
                                               LB Series Fund, Inc.
                                         Thrivent Financial for Lutherans
                                        Thrivent Investment Management Inc.

Set forth below or in the attached  statement  from my broker are all of the Covered  Securities (as defined in the Code of Ethics)
held in any account in which I or any family member residing with me or any minor child (whether or not such child resides with me)
has a beneficial  interest or in any account over which I have any  investment discretion.

Please write "none" if no securities to report: ___________

Do not report open-end mutual funds.
------------------------------------------------- -------------- ----------------- -----------------------------------
                                                                 No. of Shares/
                                                                 Principal Amount
Issuer                                            Ticker                           Broker
------------------------------------------------- -------------- ----------------- -----------------------------------
------------------------------------------------- -------------- ----------------- -----------------------------------

------------------------------------------------- -------------- ----------------- -----------------------------------
------------------------------------------------- -------------- ----------------- -----------------------------------

------------------------------------------------- -------------- ----------------- -----------------------------------
------------------------------------------------- -------------- ----------------- -----------------------------------

------------------------------------------------- -------------- ----------------- -----------------------------------
------------------------------------------------- -------------- ----------------- -----------------------------------

------------------------------------------------- -------------- ----------------- -----------------------------------
------------------------------------------------- -------------- ----------------- -----------------------------------

------------------------------------------------- -------------- ----------------- -----------------------------------
------------------------------------------------- -------------- ----------------- -----------------------------------

__________________
Mail Stop

______________________________________________      _________________________________________         _________________
Print Name                                           Signature                                         Date

Attach and sign additional sheets if needed.  Please return to Kaye Penfield at MS 1450.

                                                    APPENDIX D

                                     QUARTERLY SECURITIES TRANSACTIONS REPORT

                             Pursuant to the Code of Ethics Effective October 1, 2003
                    adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940 by
                                               The AAL Mutual Funds
                                     The Lutheran Brotherhood Family of Funds
                                      AAL Variable Product Series Fund, Inc.
                                               LB Series Fund, Inc.
                                         Thrivent Financial for Lutherans
                                        Thrivent Investment Management Inc.

1.   I hereby certify that I have read and am familiar with the above-referenced Code of Ethics ("Code").  This report is submitted in compliance with Section VI.B. of the Code.

2.   Listed on Exhibit A hereto are all transactions during the calendar quarter ended [date] in a Covered Security (as defined in the Code) in which I had any direct or indirect Beneficial Ownership (as defined in the Code).

3.   Except  as set forth below, I have no interest or ownership in any company registered under the Securities and Exchange Act which is in excess of one percent (1%) of any class of the equity  securities of such company.

          Company                                         % of Ownership

4.   Conflicts of Interest.  Except as set forth below, I do not have:

     a. any  interest  or  ownership  in any real or  personal  property  which is owned by or upon which Thrivent Financial for
        Lutherans or its affiliates holds a mortgage,  lien or security interest, or of which Thrivent Financial for Lutherans or its affiliates is a lessee.  (If none, please so state.)

     b. any relationship with any company, firm, trust or person such as employment, officership, directorship, trusteeship, advisory board membership, committee or commission membership, partnership or joint venture.  (If none, please so state.)

5.   Except as set forth below, none of the above-listed financial or other interests, relationships or ownerships compete in any way with my duties and responsibilities as an employee of Thrivent Financial for Lutherans.  (If none, please so state.)

6.   I agree to apprise the Law Division of Thrivent  Financial  for Lutherans in writing not less than 15 days after any changes that may occur in the answers to the  foregoing statements in Paragraphs 3 - 5 with respect to the said financial or other interests, ownerships or relationships.

                                                            Signature  _______________________________________
Date ________________________________________               Title or Position ________________________________

EXHIBIT A

                                      QUARTERLY SECURITIES TRANSACTIONS REPORT, cont.

Set forth are all of the transactions in Covered Securities (as defined in the Code) for the quarter ending [date] made for any account in which I or any family member residing with me or any minor child (whether or not such child resides with me) has a beneficial interest or for any account over which I have any investment discretion.

Please write "none" if you have no securities transactions to report:  _____________________

Do not report open-end mutual fund transactions
----------------------------------------------------------------------------------------------------------------------------------
                                                               No. of
                                                               Shares/                                 Pre-    Large
Issuer      Ticker    Security Type         Date         B/S   Principal    Unit Price    Broker       Clear   Cap       New
                                                               Amount
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

B/S = Indicate whether you bought or sold the security
AMOUNT = Indicate the number of shares or principal amount
PRE-CLEAR = Place an "X" in the box if the transaction was exempt from pre-clearance
LARGE CAP = Place an "X" in the box if you used the exemption for small trades in large cap stocks
NEW = Place an "X" in the box if this a new position
----------------------------------------------------------------------------------------------------------------------------------

____________________________________________        _______________________________________           ________________
Print Name                                           Signature                                         Date

Attach and sign additional sheets if needed.  Please return to Kaye Penfield at MS 1450.

                                            APPENDIX E

                                 ANNUAL SECURITIES HOLDINGS REPORT

                             Pursuant to the Code of Ethics Effective
                                         October 1, 2003
                             adopted pursuant to Rule 17j-1 under the
                               Investment Company Act of 1940 by
                                       The AAL Mutual Funds
                            The Lutheran Brotherhood Family of Funds
                             AAL Variable Product Series Fund, Inc.
                                       LB Series Fund, Inc.
                               Thrivent Financial for Lutherans
                              Thrivent Investment Management Inc.

Set forth  below or in the  attached statement from my broker are all of the Covered Securities (as defined in the Code of Ethics)
held in any account in which I or any family member residing with me or any minor child (whether or not such child resides with me)
has a beneficial interest or in any account over which I have any investment discretion.

Please write "none" if no securities to report: ___________

Do not report open-end mutual funds.

                                                                  No. of Shares/
                                                                  Principal
Issuer                                             Ticker         Amount            Broker
------------------------------------------------- -------------- ----------------- -----------------------------------
------------------------------------------------- -------------- ----------------- -----------------------------------

------------------------------------------------- -------------- ----------------- -----------------------------------
------------------------------------------------- -------------- ----------------- -----------------------------------

------------------------------------------------- -------------- ----------------- -----------------------------------
------------------------------------------------- -------------- ----------------- -----------------------------------

------------------------------------------------- -------------- ----------------- -----------------------------------
------------------------------------------------- -------------- ----------------- -----------------------------------

------------------------------------------------- -------------- ----------------- -----------------------------------
------------------------------------------------- -------------- ----------------- -----------------------------------

------------------------------------------------- -------------- ----------------- -----------------------------------
------------------------------------------------- -------------- ----------------- -----------------------------------

__________________
Mail Stop

__________________________________________          _____________________________________             _____________
Print Name                                           Signature                                         Date

Attach and sign additional sheets if needed.  Please return to Kaye Penfield at MS 1450.

                                                    APPENDIX F

                                      SUBADVISERS' CODES OF ETHICS PROVISIONS